PROSPECTUS SUPPLEMENT -- Sept. 23, 2004*

AXP Stock Fund (Nov. 28, 2003) S-6351-99 X (11/03)

Effective Oct. 1, 2004, the "Investment Manager" section has been revised to add the following portfolio manager:

Dimitris J. Bertsimas, portfolio manager, became associated with AEFC in August 2002. He has ten years of consulting experience in the asset management industry. In 1999, he co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry. He served as managing partner prior to the acquisition of the assets of Dynamic Ideas, LLC by American Express Financial Advisors Inc. Currently, he serves as Boeing Professor of Operations Research at the Sloan School of Management and the Operations Research Center at the Massachusetts Institute of Technology (MIT), where he has been a member of the faculty since 1988. He received a BS in electrical engineering and computer science at the National Technical University of Athens, Greece, a MS in operations research at MIT, and a Ph.D. in applied mathematics and operations research at MIT. Prior to December 2002, he had not served as the portfolio manager of a mutual fund or similar investment vehicle.





S-6351-22 A (9/04)

* Valid until next prospectus update.
Destroy Dec. 1, 2004